UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

Commission File Number: 333-147349

CHINA POWER EQUIPMENT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	20-5101287
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Room 602, 6/F, Block B, Science & Technology Park of Xi Dian University No. 168 Kechuang Road, Hi-tech Industrial Development Zone Xi’an, Shaanxi, China 710065
(Address of principal executive offices)

86-29-8831-0282\ 8831-0560
(Registrant’s telephone number, including area code)

____________________________________________________________
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 12, 2010, China Power Equipment, Inc. (the “Company”) issued a press release regarding the presentation made by Mr. Yongxing Song, Chairman and Chief Executive Officer of the Company at an investment conference hosted by Roth Capital Partners, LLC, in Beijing, China on April 10, 2010.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Number	Description

99.1	Press Release dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Equipment, Inc.

April 15, 2010	By:	/s/ Yongxing Song
Name: Yongxing Song
Title: Chief Executive Officer and President